EXHIBIT 99.1

Business Activity Supplement

Fourth Quarter 2003

Business Activity Supplement
Fourth Quarter 2003

This supplement contains statistical data which are unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (SEC).

Portfolio Commitment Activity
December 2003

(Dollars in millions)
	Mandatory Commitments to Purchase Loans 2/
	Single-Family
			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Commitments	to Sell	Commitments
1997	$4,693	$55,884	$6,043	$2,380	$965	$69,965	$1,298	$68,667
1998	5,075	156,623	28,237	2,017	1,843	193,795	1,880	191,915
1999	24,065	142,529	12,609	6,129	2,616	187,948	5,900	182,048
2000	4,754	123,504	10,980	19,006	5,445	163,689	11,786	151,903
2001	4,313	261,240	28,361	3,636	6,534	304,084	7,586	296,498

2002
Qtr 1	$664	$38,052	$12,845	$979	$1,665	$54,205	$3,422	$50,783
Qtr 2	5,280	48,253	7,246	971	1,458	63,208	3,280	59,928
Qtr 3	380	105,185	21,685	1,725	1,421	130,396	2,370	128,026
Qtr 4	634	123,929	23,842	1,373	2,740	152,518	3,196	149,322

Total	$6,958	$315,419	$65,618	$5,048	$7,284	$400,327	$12,268	$388,059

2003
January	$74	$20,144	$6,442	$528	$626	$27,814	$2,717	$25,097
February	137	43,868	7,244	644	586	52,479	1,241	51,238
March	441	32,633	7,407	791	733	42,005	2,457	39,548

Qtr 1	652	96,645	21,093	1,963	1,945	122,298	6,415	115,883

April	382	35,989	4,428	985	1,122	42,906	1,479	41,427
May	250	53,727	19,133	1,573	886	75,569	1,785	73,784
June	406	49,137	26,255	1,916	1,458	79,172	3,657	75,515

Qtr 2	1,038	138,853	49,816	4,474	3,466	197,647	6,921	190,726

July	577	60,145	15,164	1,161	2,547	79,594	1,915	77,679
August	219	36,683	6,798	1,780	956	46,436	3,085	43,351
September	517	25,162	2,769	3,023	1,230	32,701	4,740	27,961

Qtr 3	1,313	121,990	24,731	5,964	4,733	158,731	9,740	148,991

October	639	12,576	1,699	1,417	1,124	17,455	5,142	12,313
November	277	11,123	1,173	1,086	731	14,390	1,286	13,104
December	558	7,243	1,253	1,413	1,095	11,562	3,506	8,056

Qtr 4	1,474	30,942	4,125	3,916	2,950	43,407	9,934	33,473

YTD	$4,477	$388,430	$99,765	$16,317	$13,094	$522,083	$33,010	$489,073

1/  Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/  Net of pair-offs.

Mortgage Purchases
December 2003

(Dollars in millions)
	Single-Family
			Conventional
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/
1997	$5,539	$55,925	$6,030	$1,977	$994	$70,465	7.40%	$39,032
1998	6,016	147,615	28,725	3,507	2,585	188,448	6.61%	104,728
1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498
2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904
2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582

2002
Qtr 1	$1,255	$74,262	$11,868	$1,514	$2,047	$90,946	6.31%	$67,112
Qtr 2	5,879	35,712	11,667	1,928	1,731	56,917	6.37%	29,133
Qtr 3	1,120	59,013	10,336	2,466	1,292	74,227	5.94%	44,269
Qtr 4	1,239	111,828	28,231	4,831	2,422	148,551	5.49%	104,525

Total	$9,493	$280,815	$62,102	$10,739	$7,492	$370,641	5.92%	$245,039

2003
January	$250	$45,586	$9,645	$921	$879	$57,281	5.44%	$42,858
February	261	33,638	4,720	1,195	606	40,420	5.32%	27,530
March	417	26,560	5,205	1,439	683	34,304	5.20%	18,252

Qtr 1	928	105,784	19,570	3,555	2,168	132,005	5.34%	88,640

April	593	34,822	5,710	1,270	633	43,028	5.20%	25,648
May	353	35,110	6,042	1,291	953	43,749	5.12%	23,180
June	547	32,272	6,152	1,335	877	41,183	4.96%	21,655

Qtr 2	1,493	102,204	17,904	3,896	2,463	127,960	5.09%	70,483

July	686	61,487	6,910	1,162	2,201	72,446	4.86%	48,266
August	608	60,440	15,761	4,447	1,401	82,657	4.83%	54,295
September	558	73,908	17,768	5,460	1,111	98,805	4.85%	73,505

Qtr 3	1,852	195,835	40,439	11,069	4,713	253,908	4.85%	176,066

October	563	16,309	5,544	3,936	1,256	27,608	4.98%	9,109
November	710	6,579	2,029	7,222	1,056	17,596	4.21%	2,889
December	893	6,348	1,946	3,062	1,526	13,775	4.96%	1,226

Qtr 4	2,166	29,236	9,519	14,220	3,838	58,979	4.74%	13,224

YTD	$6,439	$433,059	$87,432	$32,740	$13,182	$572,852	5.00%	$348,413

1/  Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/  Yields are shown on a tax equivalent basis.

3/  Included in total purchases.

Fixed Rate Mortgages by Note Rate 1/
December 2003

(Dollars in millions)

		5.00%	5.50%	6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%
End of	under	to	to	to	to	to	to	to	to	to	to	and
Period	5.00%	5.49%	5.99%	6.49%	6.99%	7.49%	7.99%	8.49%	8.99%	9.49%	9.99%	over	Total
1997	NM	NM	$914	$11,218	$71,085	$163,002	$227,750	$149,800	$87,021	$26,877	$21,153	$20,979	$778,885
1998	NM	NM	2,987	28,523	176,133	280,774	215,161	105,341	57,302	17,573	14,438	15,039	910,284
1999	NM	NM	6,057	49,285	266,401	323,154	224,092	94,037	45,030	13,082	10,575	11,168	1,036,824
2000	NM	NM	5,519	44,869	244,457	301,640	255,849	157,543	71,812	17,986	11,509	10,279	1,115,944
2001	NM	NM	19,055	86,842	393,701	414,763	250,472	114,772	54,280	14,846	10,182	10,177	1,350,035

2002
Qtr 1	NM	NM	$33,731	$122,605	$452,387	$418,800	$230,587	$99,464	$48,349	$13,278	$8,890	$8,666	$1,403,026
Qtr 2	NM	NM	35,529	135,409	492,929	434,623	221,999	91,064	44,727	12,390	8,273	7,974	1,449,388
Qtr 3	NM	NM	52,472	169,799	533,746	419,077	207,070	83,506	41,835	11,647	7,695	7,290	1,481,665
Qtr 4	NM	NM	145,641	260,437	519,799	356,215	177,752	72,165	37,762	10,660	7,033	6,853	1,448,676

2003
Qtr 1	$8,180	$68,308	$220,066	$346,974	$474,724	$297,078	$152,277	$62,592	$33,680	$9,641	$6,347	$6,152	$1,686,019
Qtr 2	38,834	139,580	366,784	371,678	402,875	238,145	128,244	53,774	29,844	8,700	5,725	5,604	1,789,787
Qtr 3	115,841	260,420	434,927	329,429	317,796	185,905	106,860	45,544	25,865	7,686	5,046	4,964	1,840,283
Qtr 4	133,736	293,680	481,770	346,638	293,647	160,547	93,568	39,637	22,725	6,752	4,420	4,396	1,881,516

NM = Not meaningful

1/  Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

Mortgage Portfolio Liquidations and Sales
December 2003

(Dollars in millions)
	Liquidations					Sales		Total Liquidations and Sales
		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield
1997	$2,037	$37,714	$39,751	7.70%	13.25%	$1,088	6.58%	$40,839	7.67%
1998	1,950	86,917	88,867	7.66%	25.02%	1,793	6.91%	90,660	7.65%
1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%
2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%
2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%

2002
Qtr 1	$487	$60,485	$60,972	7.01%	33.75%	$3,131	5.88%	$64,103	6.96%
Qtr 2	618	45,857	46,475	6.89%	25.16%	3,629	6.82%	50,104	6.89%
Qtr 3	630	61,518	62,148	6.82%	33.35%	1,436	6.46%	63,584	6.82%
Qtr 4	743	107,081	107,824	6.71%	56.48%	1,386	5.48%	109,210	6.70%

YTD	$2,478	$274,941	$277,419	6.83%	37.35%	$9,582	6.27%	$287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%
Qtr 2	896	125,050	125,946	6.45%	61.78%	5,425	5.48%	131,371	6.41%
Qtr 3	1,003	146,772	147,775	6.20%	68.96%	1,477	2.69%	149,252	6.17%
Qtr 4	1,024	71,134	72,158	6.16%	31.76%	5,554	5.07%	77,712	6.09%

YTD	$3,729	$447,758	$451,487	6.36%	53.29%	$13,727	5.03%	$465,214	6.32%

1/ Annualized

Debt Summary Statistics
As of December 31, 2003

(Dollars in millions)
	Quarter Ended
Debt Outstanding	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Effective short-term debt, redemption value 1/	$258,145	$274,362	$294,432	$173,243	$192,702
Cost	1.25%	1.22%	1.28%	1.36%	1.52%
Effective long-term debt, redemption value 1/	698,012	693,719	579,676	693,891	651,827
Cost	5.26%	5.33%	5.57%	5.20%	5.48%
Foreign debt adjustment and other basis adjustments	7,614	9,747	12,064	8,945	8,735

Total redemption value 2/	$963,771	$977,828	$886,172	$876,079	$853,264

Cost	4.18%	4.16%	4.13%	4.60%	4.81%

Other Funding Activities and Statistics
Option embedded debt instruments outstanding	$646,052	$656,245	$618,414	$590,819	$601,451
Option embedded debt instruments as a % of net mortgage portfolio outstanding	71.6%	71.2%	75.4%	71.8%	75.4%

Long Term Debt:

Debt called during period 3/	$40,691	$41,175	$61,649	$42,476	$36,806
Debt repurchased during period	2,462	6,807	6,952	3,614	1,044
Debt matured during period	13,952	11,370	24,503	23,165	24,814

Total Long Term Debt Redeemed During Period	$57,105	$59,352	$93,104	$69,255	$62,664

Short Term Debt:
Debt called during period 3/	$—	$100	$1,250	$1,300	$4,350
Debt matured/paydown during period	549,502	500,720	585,509	557,820	372,495

Total Short Term Debt Redeemed During Period	$549,502	$500,820	$586,759	$559,120	$376,845

Total Debt Redeemed During Period	$606,607	$560,172	$679,863	$628,375	$439,509

Swaps retired before maturity during period	$38,110	$15,595	$3,524	$175	$12,600
Swaps matured during period	30,382	61,753	30,244	4,525	16,870

Total Swaps Redeemed During Period	$68,492	$77,348	$33,768	$4,700	$29,470

1/  Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.

2/  Average maturity is 58 months at December 31, 2003.

3/  Includes debt that was called as a result of an associated swap being called. This debt was previously classified as non-callable.

Summary of Debt Issued
December 31, 2003

(Dollars in millions)
	SHORT-TERM DEBT 1/			LONG-TERM DEBT 2/
		AVG.			AVG.
	REDEMPTION	TERM	ISSUE	REDEMPTION	TERM	ISSUE
	VALUE	(DAYS)	COST 3/	VALUE	(MONTHS)	COST 3/

1999	$1,136,001	55	5.17%	$139,020	77	6.07%

2000	$1,143,131	63	6.27%	$110,215	89	6.92%

2001	$1,756,691	60	3.69%	$249,352	55	4.83%

2002
Qtr 1	$461,929	51	1.76%	$61,936	65	4.58%
Qtr 2	338,957	70	1.80%	50,067	57	4.37%
Qtr 3	411,567	50	1.70%	60,479	56	3.32%
Qtr 4	423,466	64	1.43%	65,985	48	3.00%

TOTAL	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
January	$155,041	62	1.22%	$21,790	46	2.97%
February	193,494	54	1.24%	23,004	54	3.17%
March	225,629	36	1.19%	31,915	50	2.46%

Qtr 1	574,164	49	1.22%	76,709	50	2.82%

April	$193,666	35	1.13%	$35,089	49	2.73%
May	190,705	37	1.14%	19,223	58	3.05%
June	223,968	41	1.00%	24,078	60	2.40%

Qtr 2	608,339	38	1.09%	78,390	55	2.70%

July	$197,256	45	0.91%	$42,925	44	2.13%
August	159,315	57	0.97%	35,728	39	2.33%
September	180,165	47	0.98%	38,649	42	2.61%

Qtr 3	536,736	50	0.95%	117,302	42	2.35%

October	$197,045	33	0.97%	$21,188	41	2.65%
November	156,973	49	1.04%	24,265	46	2.94%
December	165,151	55	1.02%	29,948	37	2.54%

Qtr 4	519,169	45	1.01%	75,401	41	2.70%

YTD	$2,238,408	45	1.07%	$347,802	46	2.61%

1/  The impact of interest rate swaps is excluded.

2/  Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.

3/  Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Summary of Debt Redeemed
December 31, 2003

(Dollars in millions)
	SHORT-TERM DEBT 1/		LONG-TERM DEBT 2/
	REDEMPTION	ISSUE	REDEMPTION	ISSUE
	VALUE	COST 3/	VALUE	COST 3/

1999	$1,125,748	5.10%	$61,790	6.51%
2000	$1,106,956	6.15%	$50,335	6.33%
2001	$1,691,240	4.22%	$196,610	6.03%
2002
Qtr 1	$478,442	1.99%	$38,911	5.40%
Qtr 2	335,530	1.92%	37,286	5.50%
Qtr 3	429,827	1.78%	36,948	5.10%
Qtr 4	376,845	1.63%	62,664	3.98%

Total	$1,620,644	1.84%	$175,809	4.85%

2003
January	$145,962	1.38%	$20,819	3.95%
February	179,189	1.33%	28,564	3.59%
March	233,969	1.27%	19,872	4.14%

Qtr 1	559,120	1.32%	69,255	3.86%

April	$204,147	1.22%	$27,766	4.30%
May	177,570	1.21%	30,141	3.70%
June	205,042	1.16%	35,197	3.48%

Qtr 2	586,759	1.20%	93,104	3.80%

July	$201,435	0.97%	$20,681	3.23%
August	153,692	1.02%	20,853	3.59%
September	145,693	0.93%	17,818	3.87%

Qtr 3	500,820	0.98%	59,352	3.55%

October	$210,397	0.99%	$13,988	3.07%
Novemebr	168,619	0.99%	24,354	3.38%
December	170,486	1.01%	18,763	3.51%

Qtr 4	549,502	0.99%	57,105	3.35%

YTD	$2,196,201	1.13%	$278,816	3.67%

1/ The impact of interest rate swaps is excluded.

2/ Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.

3/ Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Effective Long Term Debt Maturing
As of December 31, 2003

		Total Debt by Quarter		Assuming Callable Debt
(Dollars in millions)		of Contractual Maturity		Redeemed at Initial Call Date
		Amount		Amount
		Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/
Currently Callable				$24,024	4.68%
2004	Qtr 1	$18,462	5.91%	82,448	4.81%
	Qtr 2	23,025	4.58%	81,535	4.66%
	Qtr 3	19,320	6.27%	58,805	5.27%
	Qtr 4	12,591	3.74%	31,714	4.56%

	Total	$73,398	5.22%	$254,502	4.84%

2005	Qtr 1	$23,305	3.67%	$35,825	4.96%
	Qtr 2	12,481	3.45%	23,398	4.29%
	Qtr 3	15,491	5.23%	25,383	6.04%
	Qtr 4	20,166	3.92%	22,881	5.04%

	Total	$71,443	4.04%	$107,487	5.09%

2006		81,290	3.80%	77,904	5.20%
2007		47,815	5.64%	43,403	6.81%
2008 and beyond		424,066	5.35%	190,692	4.86%

Effective L/T Debt before Pay- Fixed Swaption Effect		$698,012	5.04%	$698,012	5.04%
Pay-Fixed Swaption Effect			0.22%		0.22%

Total Effective L/T Debt		$698,012	5.26%	$698,012	5.26%

1/ Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.

2/ Cost represents the end of month level yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Includes the effect of pay-fixed and receive-fixed swaps.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option Embedded Instruments
As of December 31, 2003

(Dollars in millions)
		Amount
Call Date	Year of Maturity	Outstanding	Cost 2/
Callable debt, callable swaps and receive-fixed swaptions 1/:
Currently callable	2005-2028	$24,024	4.68%
2004	2004-2033	188,036	4.66%
2005	2005-2033	59,072	5.37%
2006	2008-2031	35,357	5.87%
2007	2011-2032	22,128	6.20%
2008	2008-2033	9,980	5.69%
2009 and later	2012-2030	13,125	7.00%

Total		351,722	5.11%
Pay-fixed swaptions		163,980
Caps		130,350

Total option-embedded financial instruments		$646,052

1/ Excludes $62 billion of callable debt which was swapped to variable rate debt and classified as effectively non-callable debt.

2/ Cost represents the end of month level yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Includes the effect of pay-fixed and receive-fixed swaps.

Mortgage-Backed Securities Issued
December 2003

(Dollars in millions)
	Lender-originated MBS
	Single - Family					MBS Purchased	MBS Issues
	Long -	Inter-	Conventional			by Fannie Mae's	Acquired by	Fannie Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued
1997	$90,903	$29,602	$20,834	$5,814	$147,153	$39,033	$108,120	$2,276	$74,812
1998	235,700	65,125	14,008	10,618	325,451	104,728	220,723	696	76,332
1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613
2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594
2001	393,576	93,503	24,442	13,801	525,322	180,583	344,739	3,101	123,506

2002
Qtr 1	$114,588	$45,092	$11,439	$2,797	$173,916	$67,112	$106,804	$2,064	$36,819
Qtr 2	91,442	25,852	12,605	2,143	132,042	29,133	102,909	2,964	21,624
Qtr 3	107,126	32,527	15,237	1,971	156,861	44,269	112,592	3,759	35,511
Qtr 4	165,681	64,677	24,695	5,427	260,480	104,525	155,955	7,509	50,012

Total	$478,837	$168,148	$63,976	$12,338	$723,299	$245,039	$478,260	$16,296	$143,966

2003
January	$66,876	$29,635	$8,745	$1,390	$106,646	$42,858	$63,788	$2,268	$22,113
February	59,693	24,746	8,280	465	93,185	27,530	65,655	2,319	25,631
March	58,401	24,211	9,411	719	92,742	18,252	74,490	1,439	25,652

Qtr 1	184,970	78,593	26,436	2,573	292,573	88,640	203,933	6,026	73,396

April	$76,311	$32,986	$11,679	$667	$121,643	$25,648	$95,995	$829	$33,890
May	67,735	29,925	9,788	988	108,436	23,180	85,257	391	20,915
June	74,117	33,000	14,341	1,449	122,906	21,655	101,251	1,583	16,783

Qtr 2	218,162	95,911	35,807	3,105	352,985	70,483	282,504	2,802	71,588

July	$75,253	$33,187	$10,106	$1,420	$119,965	$48,266	$71,699	$2,047	$24,466
August	72,367	27,607	8,891	796	109,662	54,295	55,367	2,212	25,223
September	74,693	28,191	13,222	4,192	120,297	73,504	46,793	2,551	10,105

Qtr 3	222,312	88,985	32,218	6,408	349,924	176,065	173,859	6,810	59,794

October	$48,249	$20,854	$9,663	$3,009	$81,774	$9,110	$72,664	$2,528	$9,223
November	37,701	12,179	6,960	3,657	60,497	2,888	57,609	1,755	10,106
December	36,514	9,662	10,423	4,265	60,863	1,226	59,637	1,042	6,270

Qtr 4	122,462	42,694	27,045	10,931	203,132	13,223	189,910	5,323	25,599

YTD	$747,906	$306,183	$121,505	$23,018	$1,198,617	$348,413	$850,204	$20,963	$230,378

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage-Backed Securities Outstanding
December 2003

(Dollars in millions)
	MBS
	Single-family					MBS in
	Long -	Inter-	Conventional			Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total	Portfolio 3/	MBS 3/	REMICs
1997	$448,824	$168,132	$71,025	$21,601	$709,582	$130,444	$579,138	$328,596
1998	557,983	187,221	59,001	30,313	834,518	197,375	637,143	311,426
1999	670,555	200,488	53,898	35,942	960,883	281,738	679,145	293,563
2000	758,869	189,362	68,167	41,352	1,057,750	351,028	706,722	291,798
2001	938,139	232,092	67,894	52,226	1,290,351	431,386	858,965	346,143

2002
Qtr 1	$974,360	$254,908	$72,106	$54,030	$1,355,404	$459,094	$896,310	$352,159
Qtr 2	1,000,662	271,030	77,750	55,152	1,404,594	459,097	945,497	347,566
Qtr 3	1,031,062	285,339	86,528	56,016	1,458,945	468,552	990,393	346,538
Qtr 4	1,054,165	321,290	103,155	59,677	1,538,287	508,831	1,029,456	346,703

2003
Qtr 1	$1,087,299	$371,642	$117,554	$60,979	$1,637,474	$529,954	$1,107,520	$369,032
Qtr 2	1,128,843	418,913	139,506	62,633	1,749,896	512,435	1,237,461	382,441
Qtr 3	1,136,259	444,794	152,801	67,675	1,801,528	590,450	1,211,079	371,763
Qtr 4	1,157,328	456,898	166,659	76,161	1,857,045	556,880	1,300,166	360,800

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/ Based on unpaid principal balances effective March 31, 2002.

SINGLE-FAMILY REO ACQUISITIONS AND PREFORECLOSURE SALES
December 2003

PROPERTY STATE	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000

Michigan	683	539	531	507	419	352	292	240	171	159	155	112	86
Texas	649	543	467	425	364	312	322	264	234	173	190	262	203
Georgia	579	518	462	344	310	218	244	184	161	130	126	141	103
Ohio	518	428	415	366	301	277	234	186	201	184	187	146	142
North Carolina	479	442	454	308	233	216	188	151	126	72	107	78	65
Indiana	399	378	282	238	244	219	165	184	134	92	101	94	108
Tennessee	274	200	219	225	174	158	125	117	76	69	63	80	43
Pennsylvania	255	247	215	218	237	240	242	197	211	238	196	174	233
Florida	227	253	289	270	279	322	297	291	308	326	366	368	333
South Carolina	227	217	177	149	144	127	109	101	87	52	58	51	52
Missouri	223	191	195	191	137	130	134	109	104	68	69	65	68
Illinois	221	215	192	202	250	213	173	197	166	149	127	157	149
Colorado	215	276	192	155	142	126	87	70	43	39	59	44	34
Utah	193	173	220	183	178	162	145	137	125	74	64	81	71
Washington	179	184	195	208	202	197	199	154	168	132	122	130	133
Alabama	167	154	185	164	126	110	119	107	95	75	68	45	62
Arizona	157	167	151	130	125	129	107	104	84	65	67	67	88
Oregon	147	109	109	161	128	140	130	112	96	98	91	83	70
New York	140	130	123	108	151	130	115	134	146	103	150	164	177
Oklahoma	134	105	97	73	76	64	49	53	44	32	36	22	37
OTHER STATES	1,353	1,413	1,399	1,293	1,195	1,218	1,212	1,245	1,112	1,105	1,164	1,229	1,141

TOTAL REOs acquired:	7,419	6,882	6,569	5,918	5,415	5,060	4,688	4,337	3,892	3,435	3,566	3,593	3,398

Preforeclosure sales:	457	439	444	356	373	370	386	281	259	354	304	265	318

SINGLE-FAMILY REO INVENTORY
December 2003

PROPERTY STATE	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000

Michigan	1,948	1,676	1,564	1,351	1,084	878	701	598	501	427	366	313	281
Ohio	1,199	981	917	826	666	560	465	409	423	386	354	298	243
Georgia	910	758	714	554	477	374	364	314	269	233	233	207	170
Texas	905	759	687	663	616	561	509	442	385	322	360	398	347
North Carolina	903	802	766	595	477	430	341	264	210	171	179	156	135
Indiana	523	513	426	379	338	322	254	252	182	141	141	138	150
Colorado	519	456	341	311	252	203	142	107	77	97	104	86	70
Pennsylvania	446	406	392	432	440	438	398	374	380	383	344	369	437
South Carolina	445	373	346	301	278	246	212	173	138	104	103	101	88
Tennessee	424	325	326	355	293	271	220	184	145	137	126	112	87
Missouri	344	296	292	280	247	247	207	201	157	113	106	110	127
Kentucky	341	278	237	173	102	70	78	61	57	55	33	26	35
Florida	328	360	398	398	410	413	377	408	415	442	446	441	424
Illinois	319	311	320	363	379	310	255	261	254	237	223	260	251
Minnesota	314	266	250	197	163	144	135	131	113	123	121	93	91
Washington	309	330	323	326	317	295	264	245	240	199	197	219	215
Alabama	304	301	309	278	219	210	217	205	178	135	114	105	95
New York	255	233	230	221	244	236	228	264	290	280	315	360	374
Maryland	250	249	301	332	335	367	341	328	311	285	291	283	304
Arizona	240	227	220	195	192	186	145	145	116	102	108	112	119
OTHER STATES	2,523	2,466	2,485	2,513	2,446	2,368	2,186	2,268	2,232	2,143	2,194	2,330	2,371

Total REO inventory	13,749	12,366	11,844	11,043	9,975	9,129	8,039	7,634	7,073	6,515	6,458	6,517	6,414

Portfolio and Mortgage-Backed Securities Outstanding by State
As of December 31, 2003

(Dollars in millions)
	Portfolio		Mortgage-Backed Securities		Total 4/
	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount
Alabama	34,523	$2,128	199,530	$17,787	234,053	$19,915
Alaska	17,620	1,382	16,982	2,065	34,602	3,447
Arizona	54,788	3,755	443,107	45,680	497,895	49,435
Arkansas	31,124	2,211	96,980	8,061	128,104	10,272
California	367,327	29,647	2,923,070	381,918	3,290,397	411,565
Colorado	49,896	3,835	434,162	56,024	484,058	59,859
Connecticut	45,638	3,759	203,193	24,924	248,831	28,683
Delaware	10,061	827	51,873	5,844	61,934	6,671
Dist. of Columbia	22,812	899	47,529	4,481	70,341	5,380
Florida	190,212	13,398	1,177,750	113,003	1,367,962	126,401
Georgia	88,718	6,650	543,817	57,699	632,535	64,349
Guam	488	49	964	84	1,452	133
Hawaii	20,685	2,692	79,601	13,925	100,286	16,617
Idaho	10,809	733	80,147	7,766	90,956	8,499
Illinois	163,699	12,955	676,079	78,133	839,778	91,088
Indiana	67,218	4,361	318,604	26,381	385,822	30,742
Iowa	48,300	3,283	98,170	8,202	146,470	11,485
Kansas	23,529	1,618	117,244	10,445	140,773	12,063
Kentucky	22,795	1,386	144,194	12,613	166,989	13,999
Louisiana	59,929	4,003	211,067	17,067	270,996	21,070
Maine	18,961	1,309	54,044	5,347	73,005	6,656
Maryland	93,134	5,833	428,351	48,256	521,485	54,089
Massachusetts	104,037	7,705	462,991	61,580	567,028	69,285
Michigan	120,157	8,370	665,170	67,756	785,327	76,126
Minnesota	67,643	5,233	307,588	34,745	375,231	39,978
Mississippi	27,357	1,891	97,357	7,767	124,714	9,658
Missouri	68,751	4,298	307,407	28,378	376,158	32,676
Montana	12,576	1,015	42,725	4,232	55,301	5,247
Nebraska	29,039	2,119	71,402	5,813	100,441	7,932
Nevada	31,530	1,957	208,245	22,763	239,775	24,720
New Hampshire	21,111	1,633	89,535	10,462	110,646	12,095
New Jersey	97,134	9,826	524,246	64,782	621,380	74,608
New Mexico	24,762	1,831	92,172	8,907	116,934	10,738
New York	244,303	16,274	904,049	89,080	1,148,352	105,354
North Carolina	62,585	4,867	437,909	45,039	500,494	49,906
North Dakota	6,393	342	18,848	1,378	25,241	1,720
Ohio	161,024	11,212	582,447	50,466	743,471	61,678
Oklahoma	43,647	2,794	143,895	10,655	187,542	13,449
Oregon	40,774	3,233	281,752	30,428	322,526	33,661
Pennsylvania	119,619	8,672	530,418	48,418	650,037	57,090
Puerto Rico	26,103	2,125	67,495	5,492	93,598	7,617
Rhode Island	16,604	1,237	72,377	7,605	88,981	8,842
South Carolina	32,661	2,599	195,083	18,710	227,744	21,309
South Dakota	13,074	881	24,447	2,025	37,521	2,906
Tennessee	44,321	2,850	278,708	26,227	323,029	29,077
Texas	248,953	15,380	1,047,500	85,083	1,296,453	100,463
Utah	27,437	1,963	161,659	18,197	189,096	20,160
Vermont	10,689	681	28,094	2,890	38,783	3,571
Virgin Islands	1,324	103	1,540	139	2,864	242
Virginia	102,191	7,642	439,773	55,728	541,964	63,370
Washington	74,733	6,574	519,292	62,174	594,025	68,748
West Virginia	15,074	943	34,742	2,949	49,816	3,892
Wisconsin	129,351	10,678	218,356	22,656	347,707	33,334
Wyoming	9,913	747	20,804	1,966	30,717	2,713

Total 3/	3,477,136	$254,388	17,224,484	$1,850,195	20,701,620	$2,104,583

1/ Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/ Amount represents gross unpaid principal balances.

3/ Fannie Mae MBS in portfolio totaling $556,880 million are included in MBS, but excluded from portfolio statistics.

4/ Excludes $94.0 billion of non-fannie mae securities for which information is not readily available.

Conventional Single-Family
Serious Delinquencies

	Credit Enhanced			Non-Credit Enhanced			Total
	Total #	Serious Delinquencies 1/		Total #	Serious Delinquencies 1/		Total #	Serious Delinquencies 1/
	of Loans	Total #	%	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent

Northeast
4th Qtr 2002	585,261	8,403	1.44%	1,957,555	7,023	0.36%	2,542,816	15,426	0.61%
1st Qtr 2003	560,717	8,695	1.55%	2,028,468	7,182	0.35%	2,589,185	15,877	0.61%
2nd Qtr 2003	527,747	8,614	1.63%	2,099,048	7,003	0.33%	2,626,795	15,617	0.59%
3rd Qtr 2003	493,477	8,860	1.80%	2,146,255	7,269	0.34%	2,639,732	16,129	0.61%
4th Qtr 2003	488,650	9,099	1.86%	2,235,793	7,566	0.34%	2,724,443	16,665	0.61%

Southeast
4th Qtr 2002	1,025,978	13,759	1.34%	2,206,143	7,269	0.33%	3,232,121	21,028	0.65%
1st Qtr 2003	1,035,250	13,814	1.33%	2,318,335	7,394	0.32%	3,353,585	21,208	0.63%
2nd Qtr 2003	1,015,977	14,316	1.41%	2,478,564	7,485	0.30%	3,494,541	21,801	0.62%
3rd Qtr 2003	992,095	15,368	1.55%	2,606,248	7,973	0.31%	3,598,343	23,341	0.65%
4th Qtr 2003	997,233	16,329	1.64%	2,719,885	8,597	0.32%	3,717,118	24,926	0.67%

Midwest
4th Qtr 2002	753,756	11,936	1.58%	2,095,623	7,614	0.36%	2,849,379	19,550	0.69%
1st Qtr 2003	726,495	12,065	1.66%	2,182,183	7,834	0.36%	2,908,678	19,899	0.68%
2nd Qtr 2003	685,332	12,593	1.84%	2,250,348	8,268	0.37%	2,935,680	20,861	0.71%
3rd Qtr 2003	659,238	13,620	2.07%	2,311,163	8,912	0.39%	2,970,401	22,532	0.76%
4th Qtr 2003	665,204	14,461	2.17%	2,398,677	9,524	0.40%	3,063,881	23,985	0.78%

Southwest
4th Qtr 2002	762,556	8,976	1.18%	1,621,736	4,726	0.29%	2,384,292	13,702	0.57%
1st Qtr 2003	757,485	9,139	1.21%	1,711,293	5,008	0.29%	2,468,778	14,147	0.57%
2nd Qtr 2003	742,479	9,639	1.30%	1,814,996	5,198	0.29%	2,557,475	14,837	0.58%
3rd Qtr 2003	726,185	10,412	1.43%	1,905,760	5,451	0.29%	2,631,945	15,863	0.60%
4th Qtr 2003	732,288	11,248	1.54%	1,975,459	5,992	0.30%	2,707,747	17,240	0.64%

West
4th Qtr 2002	632,037	5,544	0.88%	2,335,071	4,928	0.21%	2,967,108	10,472	0.35%
1st Qtr 2003	616,243	5,650	0.92%	2,461,966	4,738	0.19%	3,078,209	10,388	0.34%
2nd Qtr 2003	598,039	5,511	0.92%	2,618,767	4,568	0.17%	3,216,806	10,079	0.31%
3rd Qtr 2003	557,868	5,393	0.97%	2,740,929	4,752	0.17%	3,298,797	10,145	0.31%
4th Qtr 2003	532,738	5,275	0.99%	2,841,875	4,668	0.16%	3,374,613	9,943	0.29%

Total
4th Qtr 2002	3,759,588	48,618	1.29%	10,216,128	31,560	0.31%	13,975,716	80,178	0.57%
1st Qtr 2003	3,696,190	49,363	1.34%	10,702,245	32,156	0.30%	14,398,435	81,519	0.57%
2nd Qtr 2003	3,569,574	50,673	1.42%	11,261,723	32,522	0.29%	14,831,297	83,195	0.56%
3rd Qtr 2003	3,428,863	53,653	1.56%	11,710,355	34,357	0.29%	15,139,218	88,010	0.58%
4th Qtr 2003	3,416,113	56,412	1.65%	12,171,689	36,347	0.30%	15,587,802	92,759	0.60%

1/ Serious delinquencies include all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.

Multifamily Total Serious Delinquencies and REO Inventory

(Dollars in millions)
	Loans Serviced		Serious Delinquencies 1/			REO Inventory
	# of		# of		%	# of
	Loans	UPB	Loans	UPB	Delinquent	Loans	UPB

Northeast
4th Qtr 2002	4,127	$16,547.0	2	$3.6	0.02%	—	$—
1st Qtr 2003	4,324	17,568.6	2	3.2	0.02%	—	—
2nd Qtr 2003	4,446	18,406.5	2	3.2	0.02%	—	—
3rd Qtr 2003	4,826	20,075.0	1	2.0	0.01%	1	1.2
4th Qtr 2003	5,534	21,869.3	3	3.3	0.02%	1	1.2

Southeast
4th Qtr 2002	3,196	20,280.7	3	11.9	0.06%	1	4.0
1st Qtr 2003	3,272	20,915.2	4	3.2	0.02%	2	12.8
2nd Qtr 2003	3,351	21,699.5	5	7.9	0.04%	2	12.8
3rd Qtr 2003	3,511	22,834.3	6	11.7	0.05%	2	12.8
4th Qtr 2003	3,692	25,268.2	18	140.5	0.56%	1	8.8

Midwest
4th Qtr 2002	2,796	9,090.9	10	7.6	0.08%	1	2.9
1st Qtr 2003	2,787	9,345.9	10	41.5	0.44%	1	2.9
2nd Qtr 2003	2,921	9,582.1	7	13.9	0.15%	—	—
3rd Qtr 2003	3,047	10,029.8	12	14.6	0.15%	2	29.9
4th Qtr 2003	3,460	10,400.2	11	23.7	0.23%	2	29.9

Southwest
4th Qtr 2002	3,171	13,194.7	4	15.7	0.12%	—	—
1st Qtr 2003	3,173	13,228.8	7	26.4	0.20%	—	—
2nd Qtr 2003	3,308	13,559.3	11	61.7	0.46%	3	7.7
3rd Qtr 2003	3,410	14,127.2	13	69.6	0.49%	7	18.8
4th Qtr 2003	3,596	14,446.3	24	126.6	0.88%	15	52.2

West
4th Qtr 2002	16,018	31,328.8	11	6.9	0.02%	1	2.3
1st Qtr 2003	15,686	31,870.1	4	8.3	0.03%	1	2.3
2nd Qtr 2003	16,655	33,282.6	10	38.2	0.11%	—	—
3rd Qtr 2003	19,426	38,018.5	15	27.5	0.07%	1	7.3
4th Qtr 2003	25,442	45,213.7	8	21.6	0.05%	1	7.3

Total
4th Qtr 2002	29,308	90,442.1	30	45.7	0.05%	3	9.2
1st Qtr 2003	29,242	92,928.6	27	82.6	0.09%	4	18.0
2nd Qtr 2003	30,681	96,530.0	35	124.9	0.13%	5	20.5
3rd Qtr 2003	34,220	105,084.8	47	125.4	0.12%	13	70.0
4th Qtr 2003	41,724	117,197.7	64	315.7	0.27%	20	99.4

1/ Includes loans which are two or more months delinquent based on the dollar amount of such loans in the portfolio and underlying MBS.